Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

32.   Subsequent Events

Bladex announced a quarterly cash dividend of $0.385 US dollar cents per share corresponding to the fourth quarter of 2019. The cash dividend was approved by the Board of Directors at its meeting held on February 7, 2020 and it was payable on March 12, 2020 to the Bank’s stockholders as of February 26, 2020 record date.

As part of an orderly and programmed succession plan, the Board announced on January 27, 2020, that, effective March 9, 2020, Mr. N. Gabriel Tolchinsky will step down as Chief Executive Officer, and will be succeeded by Mr. Jorge Salas.

Bladex announced a quarterly cash dividend of $0.25 US dollar cents per share corresponding to the results of the first quarter of 2020. The cash dividend was approved by the Board of Directors at its meeting held on April 8, 2020 and it will be payable on May 13, 2020 to the Bank’s stockholders as of April 27, 2020 record date.

The outbreak of the novel Coronavirus disease, also known as COVID-19, initially reported in December of 2019, has spread rapidly as a pandemic among the world´s population during the first quarter of 2020.  The COVID-19 has negatively affected the economic conditions of companies in most of the countries in the world, causing global uncertainty which can significantly affect Bladex’s operations, as well as the operations of its customers, counterparties and suppliers.  The duration and severity of the impacts of COVID-19 are uncertain at this time, and the Bank cannot predict the impact it may have in its operations and financial situation, which could be material and adverse. The Bank's Management will continue to monitor and modify the operating and financial strategies in order to mitigate the possible risks that could affect the business.